EXHIBIT 24
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                                POWER OF ATTORNEY

         The undersigned Directors of Movado Group, Inc., a New York corporation which proposes to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to certain shares of its common stock to be issued to employees and certain non-employees pursuant to the Corporation's 1996 Stock Incentive Plan, hereby constitutes and appoints Efraim Grinberg, Richard J. Cole and Timothy Michno, and each of them as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of May, 2002.

           NAME                                     DATE
           ----                                     ----
/S/ GEDALIO GRINBERG                           May 23, 2002
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    Gedalio Grinberg

/S/ MARGARET HAYES ADAME                       May 23, 2002
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    Margaret Hayes Adame

/S/ DONALD ORESMAN                             May 23, 2002
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    Donald Oresman

/S/ LEONARD L. SILVERSTEIN                     May 23, 2002
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    Leonard L. Silverstein

/S/ ALAN H. HOWARD                             May 23, 2002
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    Alan H. Howard